UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐    Preliminary Proxy Statement
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☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

Remark Holdings, Inc.

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Remark Holdings Vote C 1234567890 000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Notice of Special Meeting of Stockholders Go to www.envisionreports.com/MARK or scan the QR code — login details are located in the shaded bar below. 1 23456789012345 Important Notice Regarding the Availability of Proxy Materials for the
Remark Holdings, Inc. Special Meeting of Stockholders to be Held on December 6, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the special stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the special meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement to stockholders are available at: www.envisionreports.com/MARK Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/MARK. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before November 22, 2022 to facilitate timely delivery. 2NOT COY 03PIOB

Notice of Special Meeting of Stockholders emark Holding Inc.’s Special Meeting of Stockholders will be held on Tuesday, December 6, 2022, 1:00 P.M. ET, virtually via the internet at meetnow.global/MMLLH52. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR Proposal 1 and Proposal 2: 1. Approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of our common stock at a ratio of not less than 1-for-10 and not more than 1-for-20, with the exact ratio to be set at a whole number within this range by our Board of Directors in its sole discretion. 2. Approve, in accordance with Nasdaq Rule 5635(d), the potential issuance of 20% or more of our common stock pursuant to our convertible subordinated debenture and equity line of credit with Ionic Ventures, LLC. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/MARK. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Remark Holdings, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.
To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by November 22, 2022.